UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8 - K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 9, 2016

PROTEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	20-4580525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street

Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

(781) 890-0102

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to Proteon Therapeutics, Inc.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Company’s annual meeting of stockholders was held on June 9, 2016.

(b) The stockholders elected all of the Company’s nominees for directors and ratified the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The tabulation of votes for each proposal is as follows:

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes
Hubert Birner, Ph.D.	12,433,823	334,395	832,083
Stuart A. Kingsley	12,758,146	10,072	832,083

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

For	Against	Abstentions
13,585,449	14,852	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2016

Proteon Therapeutics, Inc.

By:	/s/ Timothy P. Noyes
Name:	Timothy P. Noyes
Title:	President & Chief Executive Officer